                                                                    EXHIBIT 99.1
CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                          APRIL 2001

                                                  Ending Balance
                                                      4/30/01
                                                  ---------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                         57,491,700
     Accounts receivables                               1,598,775
     Receivable from subsidiaries                               -
     Inventories                                          256,910
     Prepaid expenses and other current assets          1,582,224
                                                  ---------------
               Total current assets                    60,929,609

Net property, plant and equipment                       5,119,322
Intangible assets
Other assets                                           11,091,163
                                                  ---------------
                                                       77,140,094
                                                  ===============



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                            0
     Current portion long-term debt                   102,907,687
     Notes payable                                        (94,754)
     Accounts payable                                  36,601,286
     Accrued expenses                                  15,603,755
     Income taxes payable                               6,473,318
                                                  ---------------
          Total current liabilities                   161,491,292

Current assets in excess of reorganization value       23,373,382


Stockholders' equity (deficiency):
     Common stock                                      17,553,048
     Additional paid in capital                         4,436,788
     Unearned compensation                               (147,063)
     Retained deficit                                (129,088,916)
     Cumulative currency translation adjustment          (478,437)
                                                  ---------------
           Total stockholders' equity (deficiency)   (107,724,580)
                                                  ---------------
                                                       77,140,094
                                                  ===============

Note:  revised to include audit adjustments to Purchase Price

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                   MAY 2001


                                                       Ending Balance
                                                           5/31/01
                                                       --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                             27,033,503
     Accounts receivables                                   1,822,488
     Receivable from subsidiaries                                   -
     Inventories                                              256,909
     Prepaid expenses and other current assets                949,506
                                                       --------------
               Total current assets                        30,062,406

Net property, plant and equipment                           5,110,906
Investment in subsidiaries                                          -
Other assets                                                8,146,309
                                                       --------------
                                                           43,319,621
                                                       ==============



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                0
     Current portion long-term debt                        79,001,468
     Notes payable                                           (107,888)
     Accounts payable                                      34,250,365
     Accrued expenses                                      13,652,704
     Income taxes payable                                   6,495,097
                                                       --------------
          Total current liabilities                       133,291,746

Current assets in excess of reorganization value           23,200,246


Stockholders' equity (deficiency):
     Common stock                                          17,553,048
     Additional paid in capital                             4,436,788
     Unearned compensation                                   (131,699)
     Retained deficit                                    (134,552,071)
     Cumulative currency translation adjustment              (478,437)
                                                       --------------
           Total stockholders' equity (deficiency)       (113,172,371)
                                                       --------------
                                                           43,319,621
                                                       ==============

Note:  revised to include audit adjustments to Purchase Price

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc. (debtor) and subsidiaries (non-debtor) JUNE 2001


                                                          Ending Balance
                                                              6/30/01
                                                          --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                              24,851,194
     Accounts receivables                                    1,628,917
     Receivable from subsidiaries                                    -
     Inventories                                               256,909
     Prepaid expenses and other current assets               1,061,120
                                                       ---------------
               Total current assets                         27,798,140

Net property, plant and equipment                            4,951,077
Investment in subsidiaries                                           -
Other assets                                                 8,139,189
                                                       ---------------
                                                            40,888,406
                                                       ===============




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                 0
     Current portion long-term debt                         79,001,468
     Notes payable
     Accounts payable                                       34,764,083
     Accrued expenses                                       13,347,710
     Income taxes payable                                    6,502,308
                                                       ---------------
          Total current liabilities                        133,615,569

Current assets in excess of reorganization value            23,027,110


Stockholders' equity (deficiency):
     Common stock                                           17,553,048
     Additional paid in capital                              4,436,788
     Unearned compensation                                    (116,335)
     Retained deficit                                     (137,149,337)
     Cumulative currency translation adjustment               (478,437)
                                                       ---------------
           Total stockholders' equity (deficiency)        (115,754,273)
                                                       ---------------
                                                            40,888,406
                                                       ===============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                     APRIL 2001






                                                               ---------------------------------------------------
                                                                   Month of Apr. 2001           YTD APR. 2001
                                                               ---------------------------------------------------
Net revenue                                                                   12,005,642                65,867,787
Cost of sales                                                                 10,909,294                51,653,368
                                                               ---------------------------------------------------
Gross profit                                                                   1,096,348                14,214,419

Selling, general and administrative expenses                                   2,535,405                12,981,262
Royalty income                                                                   901,663                 5,487,569
Restructuring and other unusual charges                                          782,441                 2,243,711
                                                               ---------------------------------------------------

Earnings from operations                                                      (1,319,835)                4,477,015

Interest expense                                                               1,394,116                 6,206,461
Other (income) expense, net                                                  (35,371,146)              (33,780,799)
                                                               ---------------------------------------------------

Net income before income tax                                                  32,657,195                32,051,353

Income tax expense                                                               188,113                   881,923
                                                               ---------------------------------------------------

Net income                                                                    32,469,082                31,169,430
                                                               ===================================================



Note:  revised to include audit adjustments to Purchase Price

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                   MAY 2001

                                              --------------------------------
                                                   Month of         YTD May
                                                   May 2001           2001
                                              --------------------------------

Net revenue                                           1,580        65,869,367
Cost of sales                                       (25,067)       51,628,301
                                              -------------------------------
Gross profit                                         26,647        14,241,066

Selling, general and administrative expenses      1,217,246        14,198,508
Royalty income                                       (9,090)        5,478,479
Restructuring and other unusual charges             560,936         2,804,647
                                              -------------------------------

Earnings from operations                         (1,760,625)        2,716,390

Interest expense                                  3,393,175         9,599,636
Other (income) expense, net                         281,528       (33,499,271)
                                              -------------------------------

Net income before income tax                     (5,435,328)       26,616,025

Income tax expense                                   27,829           909,752
                                              -------------------------------

Net income                                       (5,463,157)       25,706,273
                                              ===============================

Note:  revised to include audit adjustments to Purchase Price

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                   JUNE 2001

                                               --------------------------------
                                                   Month of         YTD June
                                                  June 2001           2001
                                               --------------------------------

Net revenue                                                         65,869,367
Cost of sales                                        120,096        51,748,396
                                               -------------------------------
Gross profit                                        (120,096)       14,120,971

Selling, general and administrative expenses       1,144,376        15,342,883
Royalty income                                             -         5,478,479
Restructuring and other unusual charges              214,919         3,019,566
                                               -------------------------------

Earnings from operations                          (1,479,391)        1,237,001

Interest expense                                     499,860        10,099,495
Other (income) expense, net                          590,186       (32,909,086)
                                               -------------------------------

Net income before income tax                      (2,569,437)       24,046,592

Income tax expense                                    27,829           937,581
                                               -------------------------------

Net income                                        (2,597,266)       23,109,011
                                               ===============================

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                         Actual       Actual       Actual          Actual     Actual     Actual      Total
                                        1/22-1/27    1/28-2/24    2/25-3/31       4/1-4/30   5/1-5/31   6/1-6/30   1/22-6/30

                                          JAN          FEB           MAR             APR       MAY        JUNE
CASH RECEIPTS:
Domestic Accounts                         2,413        5,887       10,008         14,007      1,187                 33,502
Outlet Stores                               255        1,227        1,533          1,495        105        125       4,740
Int'l Distributors                        2,315        1,555        6,839          5,038                            15,747
Royalty Receipts                            119        2,411          385          1,074                             3,989
Interest Receipts                                                                                 3         76
Other Receipts                                           127          116              9        193        340         785

  TOTAL RECEIPTS                          5,102       11,207       18,881         21,623      1,488        541      58,763

DISBURSEMENTS:
Accounts Payable
  Raw Materials                              69          188          111             21                               389
  Duties/Customs                             96          745          903            380                             2,124
  Other Disbursements                        14          920        1,549          1,436      2,569        883       7,371
  Traffic                                    45          416          584            276                             1,321
  Advertising/Mktg                            -          287           75             22                               384
  Player Contracts                            -           59           42              -                               101
  Rent                                        -          252          268            258                               778
  Capital Expenditures                        -            -            -              -                                 -
  Float Adjustment                         (224)        (780)         214            181                              (609)
                                                                                                                         -
Total Accounts Payable                        -        2,087        3,746          2,574      2,569        883      11,859
                                                                                                                         -
Foreign Fnshd Gds-L/C                     1,141        6,738        7,665          3,909                            19,453
Payroll                                       -        1,605        2,484          1,526      3,062        826       9,503
Tax Payments                                317        1,053        1,264            802        511                  3,947
Japan                                         -           19          113              -                               132
Singapore                                     -           96           62             61                               219
Other                                       224          853        1,190            591                             2,858
Restructuring Fees                            -           65           52            163        149      1,307       1,736

TOTAL CASH
  DISBURSEMENTS                           1,682       12,516       16,576          9,626      6,291      3,016      49,707

NET CASH REC/DSB
BEFORE BA FIN                             3,420       (1,309)       2,305         11,997     (4,803)    (2,475)      9,056

                                       -----------------------------------------------------------------------------------

ADD BA FINANCING                          1,119        6,583        7,529            981                            16,212
                                                                                                                         -
LESS BA MATURITY                            473        2,343        4,921         19,175                            26,912

                                      ------------------------------------------------------------------------------------
NET CASH REC/DSB
AFTER BA FINANCING                        4,066        2,931        4,913         (6,197)    (4,803)    (2,475)     (1,644)
                                       -----------------------------------------------------------------------------------

Proceeds Sale of Assets                                                                      92,500                 92,500

INTEREST/FEES:
  BANKS                                      19          325          677            664                             1,685
  NOTEHOLDERS                                            370          877            147        369                  1,763
  CONVERTIBLE NOTES                                                                    -                                 -
  DIP FEE                                                             393            250                               643
                                                                                                                         -
BT Loan Payoff                                             -            -              -     37,039                 37,039
Secured Notes Payoff                                                                         23,906                 23,906
REVOLVER BALANCE                         34,983       32,747       29,781         37,039          -          -           -
NET CASH ACTIVITY                                                                            26,383     (2,475)     23,908
LETTERS OF CREDIT
    ADD:                                      -        3,397        4,542          1,747                             9,686
    SUBTRACT:                             1,140        6,736        7,756          3,818                            19,450
TOTAL L/C                                 9,099        5,760        2,546            477                               477

BA REFINANCING
    ADD:                                  1,119        6,583        7,529            981                            16,212
    SUBTRACT:                               473        2,342        4,920         19,174                            26,909
TOTAL B/A REFINANCING                    11,345       15,584       18,193              -                                 -

STANDBY L/C                                 828          828          828            828        919        919         919

TOTAL INE UTILIS/CASH                    56,255       54,920       51,348         38,344     25,464     22,989      22,989
BALANCE                                -----------------------------------------------------------------------------------